

JBT Corporation


SERVICE
maintenance

Investor Presentation
September 2013

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

Forward-Looking Statements

These slides and the accompanying presentation contain “forward-looking” statements which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.

The Annual Report on Form 10-K filed by JBT Corporation (the “Company”) with the Securities and Exchange Commission on March 7, 2013 includes information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Although the Company reports its results using US GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders. The appendices to this presentation provide reconciliations to US GAAP for any non-GAAP measures referenced in this presentation.

Investment Highlights

JBT Corporation

- Technology and Market Leader with Blue Chip Customer Base
- Large, Recurring Revenue Stream with Higher Margins
- Global Franchises with Flexible Manufacturing Footprint
- Well Positioned to Grow Organically, Especially in Emerging Markets
- Strong Balance Sheet & Attractive Cash Flow Generation Capabilities
- Operating in Fragmented Markets with Opportunity for Consolidation
- Experienced Leadership Team with Strong Track Record

Our Legacy

- 100+ years of operations
- 5+ years as a NYSE-listed company



John Bean

- 1884 — Bean Spray Pump Company
- 1929 — Food Machinery Company
  - Food processing & agricultural machinery
- 1961 — FMC
  - Diversified conglomerate
  - 1997: Defense business sold to Carlyle
- 2001 — FMC Technologies
  - Energy, FoodTech and AeroTech
- 2008 — JBT Corporation

Market Leader with Blue Chip Customer Base

Our Systems:

- Sterilize More than 50% of the World's Shelf Stable Canned Foods
- Freeze More than 50% of the World's Frozen Foods
- Squeeze More than 75% of the World's Citrus Juices
- Load 70% of the World's Overnight Express Packages
- Board 75% of U.S. Passengers

2012 Revenue & Operating Profit by Segment

Total Revenue

$917M



JBT AeroTech
JBT FoodTech
40%
60%

Total Segment Operating Profit

$87.5M



JBT AeroTech
JBT FoodTech
39%
61%

JBT Corporation

JBT FoodTech: #1 or #2 in Core Product Offerings

Technologies		Applications
Freezing & Chilling 36% of revenue		Poultry & Meat Seafood Fruit & Vegetables Baking Products
Protein Processing 19% of revenue		Poultry & Meat Seafood
Fruit & Juice Processing 26% of revenue		Juices Beverages
		Tomato Paste Tomato Sauces
In-Container Processing 19% of revenue		Shelf-Stable Products Formulated Milks Beverages

Customers

Keystone Foods, Nestlé, Moy Park, ConAgra Foods, Délifrance, Inghams, JBS, Tyson, OSI, Wayne Farms, Sadia, Aujan Industries, Citrosuco, Southern Gardens, Sunkist, Louis Dreyfus Citrus, Cutrale, COFCO, Florida's Natural, Del Monte, Campbell's, StarKist, Heinz

JBT Corporation

JBT FoodTech – Value Proposition

Value Proposition	Driver	JBT
Food Safety	• Food safety is at the forefront of consumer health and government concerns • Global food standards are converging to stricter safety regulations	• JBT is a recognized Food Process Authority by the FDA • JBT operates food labs in strategic regions globally
Yield	• Every ounce of wasted product seriously undermines process economics	• JBT offers complete food processing solutions to achieve the highest yields in the segments it serves
Capacity	• Food manufacturers face facility space constraints	• JBT process know-how and technology enables capacity increase within the same production footprint
Efficiency	• Customers must maximize returns on capital investments • Downtime has devastating impact on customer economics	• The reliability of JBT equipment allows non-stop, 3-shift operation • JBT experienced global service network provides 24/7 local assistance
Globalization	• Proximity to food sources and customers is crucial to ensure quality and efficiency	• JBT equipment and facilities are strategically positioned around the world

JBT AeroTech: #1 or #2 in Core Product Offerings

Technologies		Applications
Ground Support 40% of revenue		Container loading Cargo transporting Military aircraft loading Pushback/Towing Aircraft deicing
Gate Equipment 31% of revenue		Passenger boarding Air and power supply
Airport Services 19% of revenue		Maintaining and monitoring airport facilities and equipment
Automated Systems 11% of revenue		Automated guided vehicle systems for material handling

Customers

FedEx
中国南方航空 CHINA SOUTHERN
DHL
Menzies AVIATION
groundforce
AIR FRANCE KLM
BRITISH AIRWAYS
AIR CHINA 中国国际航空公司
UNITED
TCR
DFW
DELTA
P&G
Ford
PEPSICO
LAX Los Angeles World Airports

JBT Corporation

JBT AeroTech – Value Proposition

Value Proposition	Driver	JBT
Industry Knowledge	• Understanding of customer needs, industry and market evolution	• JBT developed the first wide body aircraft loader, Jetway® and deicer • Longstanding broad customer relationships
Reliable, Quick Turn of Assets	• An airplane on the ground is a costly non-active asset	• Boards 75% of U.S. passengers • JBT equipment loads 70% of the world's overnight packages
Lowest Total Cost of Ownership	• Designs, quality and efficiencies of equipment used over long term to reduce aviation costs	• GSE and Gate Equipment have the reputation for providing the most durable and dependable products in their respective industries
Customer Support and Services	• Services and support required to keep equipment running	• Global presence • Largest installed base • Service and technical support

4G's – JBT's Corporate Growth Strategy

Level	Strategy	Example
4	Grow margins	• Continued operational improvement projects • Expanded segment operating profit margins
3	Grow where the world is growing fastest	• New Kunshan, China plant • Regionalized products: - GYRoCOMPACT® Classic 600 - Snow Panther™ deicer
2	Grow beyond the sale	• Canning courtesy visit program expansion • Aircraft proximity detection retrofit kits
1	Grow our technology advantage	• Rotary sterilization technology acquisition • Jetway® aviation support equipment

Supported by bolt-on acquisitions

Large Recurring Revenue Base



Revenue ($MM)
$978
$1,028
$842
$880
$956
$917
$413
34%
36%
43%
43%
42%
45%
50%
2007
2008
2009
2010
2011
2012
2Q13 YTD
Recurring Revenue
Total Revenue

Recurring revenue 2007-2012 CAGR is 4%

Note: Recurring revenue includes aftermarket parts and services, equipment leases and airport services

Global Platform

- Extensive Global Reach
- 18 Production Facilities
- Revenue in 6 Continents and over 100 Countries
- Over 3,200 Dedicated Employees Worldwide
- Internationally Diverse Management Team
- Over 25% of 2012 Revenue Generated From Emerging Markets


North America
Canada
United States
Mexico
Europe
Sweden
United Kingdom
Germany
Poland
Belgium
Czech Republic
France
Italy
Spain
South America
Brazil
Chile
Argentina
Asia / Africa
Russian Federation
China
Saudi Arabia
India
Philippines
Malaysia
South Africa
Australia
New Zealand
AeroTech Production
FoodTech Production
JBT Personnel Locations
Corporate Headquarters

JBT Corporation

Grow Margins



Segment Operating Margin
JBT FoodTech
JBT AeroTech
12 - 13%
10.5%
10.2%
10.7%
9.6%
9.4%
9.7%
8.3%
8.8%
9.4%
10%
8.4%
8.6%
8.5%
8.1%
7.8%
7.5%
7.8%
2005
2006
2007
2008
2009
2010
2011
2012
2015
Goal

Margin expansion through top-line growth and margin improvement initiatives

Note: Segment operating margin excludes restructuring charges from segment operating results, which are reported in other income and expense net.

Business Seasonality

% of Annual Segment Operating Profit



JBT FoodTech
Q1
Q2
Q3
Q4



JBT AeroTech
Q1
Q2
Q3
Q4
Historical Average 2006 - 2012

JBT Corporation

Low Capital Requirements

Capital Expenditures ($MM)



$23.0
$22.9
$19.8
$24.3
$20.8
$24.7
$14.1
2007
2008
2009
2010
2011
2012
2Q13 YTD

Adj. Working Capital as % of Sales



Selected Industrials Mean
JBT
18.4%
17.8%
10.7%
5.6%
2007
2008
2009
2010
2011
2012
2Q13 YTD

Efficient deployment of capital supports strong free cash flow generation

Notes: 1) Adjusted Working Capital (a non-GAAP measure) is calculated as current assets (excluding cash and cash equivalents) less current liabilities (excluding current portion of debt), a reconciliation of Adjusted Working Capital to Working Capital is included in Appendix I

2) The companies included in the selected industrials sample are provided in Appendix III

JBT Corporation

Strong Free Cash Flow

- Generated average of $29M in annual free cash flow from `07-`12
- Primary uses of cash:
  - Growth initiatives
  - Quarterly dividend payments
    - Announced 29% increase in quarterly dividend on May 16th, 2013
  - Share repurchases
  - Debt repayment

Note: A reconciliation of Free Cash Flow (a non-GAAP measure) to cash provided by operations is included in Appendix II

Solid Balance Sheet & Liquidity Position

Debt Structure(1)

- **Private Placement Debt of $75MM**
- Matures in 2015
- Fixed Rate of 6.7%

- **Bank Credit Facility Debt of $20MM** ($300MM Facility)
- Matures in 2017
- Rate of one month LIBOR + 127.5 bps

Liquidity

	$MM
Cash and Cash Equivalents(2)	$21
Available Capacity(3)	$281
Total Liquidity	$302

Key Credit Ratios(2)(4)

	Ratio	Covenant
EBITDA(TTM)/Interest Exp.	11.6x	>3.5x
Total Debt/EBITDA(TTM)	1.3x	<3.25x

(1) Debt structure excludes $10MM of debt not associated with the credit facility.
(2) Based on 2Q 2013 actual results.
(3) Available capacity is based on the $300MM credit facility and $10MM of credit facilities held in the Asia Pacific region.
(4) Key credit ratios were calculated according to the terms defined in the note purchase and credit facility agreements.

JBT Corporation

Investment Highlights


Technology and Market Leader with Blue Chip Customer Base
Large, Recurring Revenue Stream with Higher Margins
Global Franchises with Flexible Manufacturing Footprint
Well Positioned to Grow Organically, Especially in Emerging Markets
Strong Balance Sheet & Attractive Cash Flow Generation Capabilities
Operating in Fragmented Markets with Opportunity for Consolidation
Experienced Leadership Team with Strong Track Record
JBT Corporation



JBT Corporation


SERVICE
24/7
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High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries




SERVICE
24/7
maintenance

JBT Corporation

Backup

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries




SERVICE
24/7
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JBT Corporation

Segment Information

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

JBT FoodTech - Industry Field of View


Food Segments
Bakery
Meat, Poultry & Seafood
Fruit & Vegetable
Ready Meals
Dairy
Baby Food
Pet Food
Non-Carb Bev
Carb Bev
Process Steps
Primary Processing
Raw Ingredient Preparation
Non-Thermal Processing
Thermal Processing
Freezing
Filling, Closing & Sterilization
End of Line Packaging / Palletizing
Aftermarket
#2
#1
#2
Bakery
Poultry
Citrus
Tomato
Freezing and Chilling
#1
In-Container Processing
#1
Aftermarket Products and Services
JBT's Global Market Position

JBT Corporation

Convenience and ***Choice*** Drive Demand in Developed Markets



U.S. Poultry Production
100%
80%
60%
40%
20%
0%
% of Production
40
30
20
10
0
Billions of Lbs.
1980
1985
1990
1995
2000
2005
2010
2013E
Whole
Cut Up
Further
Lbs of Broilers

Broiler Production = 3.6% CAGR

Further Process = 4.9% CAGR





Source: National Chicken Council

JBT Corporation

Developing Markets Provide a Significant Growth Opportunity for Processed Food Technology



Diet Component
Developing Markets
Developed Markets
Functional Foods
Prepared Foods
Meat, Dairy Fruit &Veg.
Grain Roots
USA
Japan
W. Europe
Eastern Europe
China
India
L. America
Sub-Saharan Africa
Survival
Staples
Variety
Convenience
High-tech
Diet Profile
Incomes

Source: Rabobank

We Address Multiple Needs Across the Ground Support Spectrum


Maintenance & Operation
Gate Systems
Baggage Handling Systems
Ground Support Equipment
Airport Facilities Technology
Aircraft Support Systems
Passenger Boarding Bridges
400Hz Converters
Pre-conditioned Air
Ground Support Equipment
Cargo Loaders & Transporters
Deicers
Aircraft Tractors
Passenger Stairs

JBT AeroTech – Market Positions

	Ground Suport Equipment						Gate Equipment				Do Not Participate		
	Loaders	Deicers	Aircraft Tow Tractors	Pax Steps	Trans-porters	Bulk Load Sys	Passenger Boarding Bridges	400Hz Power	PC Air	Airport Services	Bag Tractors	Belt Loaders	Lav Service
JBT	•	•	•	•	•	•	•	•	•	•			
A	•		•	•	•			•	•		•	•	•
B	•	•	•	•				•	•	•	•	•	•
C			•	•		•					•	•	•
D			•					•	•		•	•	
E			•								•		
F	•		•	•	•						•		
G		•						•		•			
H		•											•
I		•											
J	•				•								
K	•		•		•						•		
L						•							
M							•			•			
N							•						
O								•					
P								•	•				
Q										•			
R										•			
S										•			

JBT Corporation

JBT AeroTech – Customers

2012 Sales of New Equipment & Technical Services


Automated Guided Vehicles 10%
Other 7%
Airport Authorities 38%
Defense 9%
Ground Handlers 10%
Intl. Airlines 1%
US Airlines 14%
Air Freight 11%

JBT Corporation

Long-term, Passenger and Cargo Traffic Expected to Grow Faster Than Global Economy


Actual Market Growth Rates: 1992 to 2012
Forecast Market Growth Rates: 2013 to 2032
2.9%
3.2%
4.9%
4.1%
4.5%
5.0%
World Economy
Passenger Traffic
Cargo Traffic

Source: World Economy data provided by the IHS Global Insight GDP Index; Passenger Traffic and Cargo Traffic data provided by The Boeing Company Current Market Outlook 2013-2032

JBT Corporation




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24/7
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JBT Corporation

Appendix

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

Appendix I

Reconciliation of Non-GAAP measures (as required by Regulation G)
(in millions)

	2007	2008	2009	2010	2011	2012	2Q13 TTM
Adjusted working capital (non-GAAP measure)	$ 55.2	$ 49.6	$ 55.8	$102.4	$126.6	$103.3	$ 97.4
plus: cash and cash equivalents	9.5	43.6	14.4	13.7	9.0	99.0	21.0
less: short-term debt and current portion of long-term debt	(1.1)	(0.6)	(0.4)	(1.7)	(4.4)	(2.0)	(4.1)
Working capital (GAAP measure)	$ 63.6	$ 92.6	$ 69.8	$114.4	$131.2	$200.3	$114.3
Revenue	$978.0	$1,028.1	$841.6	$880.4	$955.8	$917.3	$910.8
Adjusted working capital as a percent of revenue	5.6%	4.8%	6.6%	11.6%	13.2%	11.3%	10.7%

Note: Working capital (GAAP measure) is current assets minus current liabilities

JBT Corporation

Appendix II

Reconciliation of Non-GAAP measures (as required by Regulation G)
(in millions)

	2007	2008	2009	2010	2011	2012	2Q13 YTD
Free Cash Flow (non-GAAP measure)	$ 10.7	$ 58.9	$ 34.3	$ (6.8)	$ 15.6	$ 61.3	$15.7
plus: Capital Expenditures	23.0	22.9	19.8	24.3	20.8	24.7	14.1
Cash Provided by Operating Activities (GAAP measure)	$ 33.7	$ 81.8	$ 54.1	$ 17.5	$ 36.4	$ 86.0	$29.8

Appendix III

Listing of Selected Industrials

1. AAR Corporation
2. Baldor Electric Company*
3. Briggs & Stratton
4. Enpro Industries Inc.
5. Federal Signal Corporation
6. Gardner Denver Inc.
7. NACCO Industries
8. Oshkosh Corporation
9. Regal-Beloit Corporation
10. A.O. Smith Corporation
11. Tennant Company

* *Baldor Electric Company was acquired in January 2011 and is no longer included in the sample beginning with 2010 results.*

JBT Corporation